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                                                                     Exhibit 4.2

              Incorporated under the laws of the State of Delaware

                                   WBT Corp.

                                    Class B
                          Par Value $.01 Common Stock


This is to certify that WP Management Partners, L.L.C. is the owner of
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one                                 fully paid and non-assessable shares of the
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above Corporation transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated  February 10, 2000
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common               UNIF GIFT MIN ACT -              Custodian
TEN ENT  - as tenants by the entireties                            ------------         --------------
                                                                      (Cust)                (Minor)
JT TEN   - as joint tenants with right                                under Uniform Gifts to Minors
           of survivorship and not as                              Act
           tenants in common                                           -------------------------------
                                                                                   (State)
    Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint --------------------------------------------------------------------


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Attorney to transfer the said Shares on the books of the within-named
Corporation with full power of substitution in the premises.


Dated
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                    In presence of ---------------------------------------------
          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD, MORTGAGED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.